Exhibit 99.1

UK Food Processing Equipment Manufacturer Latest to Adopt Intelligent Bio Solutions’ Portable Fingerprint Drug Testing Solution

“Having experienced urine drug testing myself, I know it’s not a pleasant experience for anyone. So, when it came to selecting a drug screening approach for Dodman, it was clear that fingerprint testing was a major step forward for workplace drug testing.” – Chris Davies, Health and Safety Manager, Dodman

NEW YORK, April 26, 2023 — Intelligent Bio Solutions Inc. (Nasdaq: INBS) (“INBS” or the “Company”), a medical technology company delivering intelligent, rapid, non-invasive testing solutions, today announced that UK manufacturer Dodman Limited (“Dodman”), specialists in the design, manufacture, installation and maintenance of processing systems for major food manufacturers, has selected INBS’s Intelligent Fingerprinting Drug Screening System to support random and for cause drug testing activities across its operations over traditional urine tests.

Dodman, a 30-year-old family business, sought to introduce drug testing proactively to protect and enhance its health and safety reputation. After assessing the workplace drug testing product market, Dodman’s Human Resources team selected the Intelligent Fingerprinting Drug Screening System.

The system comprises a small, tamper-evident drug screening cartridge onto which ten fingerprint sweat samples are collected in under a minute, before the portable analysis unit provides an on-screen result in under ten minutes. The system can be used in-house and screens the sweat for recent drug use, including cannabis, cocaine, opiates, and methamphetamine.

Intelligent Fingerprinting - Visual deterrent, positive competitive differentiator

Chris Davies, Health and Safety Manager at Dodman, commented, “For the first time, the portability of the Intelligent Fingerprinting system means that we can test employees both at our HQ operations as well as on-site at our clients’ food manufacturing facilities where our employees are involved in lifting to install, or servicing heavy machinery with sharp and potentially dangerous components. The Intelligent Fingerprinting system can be used on-site with results quickly available within minutes. It’s a great way of encouraging our employees to adhere to health and safety policies, and also is a strong differentiator for Dodman. Our clients’ like to see our approach to enforcing our Drug Policy, highlighting our commitment to health and safety on their sites as well as ours, and we’ve received positive feedback.”

Random drug testing - protecting business reputation

“We have introduced random drug testing with Intelligent Fingerprinting to protect and promote our reputation. We are constantly using fork lifts, spider, and gantry cranes, lifting heavy stainless steel components both in our factory and on-site for our blue-chip clients. We see introducing random employee drug testing – right across the business from our Managing Director down – as a proactive safety measure for all. With the increased use of drugs in society, we wanted to promote random drug testing to keep our employees safe and also to promote our company’s commitment to health and safety as a differentiator for current and future client contracts,” added Mr. Davies.

A better way than urine tests

“With my background in the military, I have experienced drug testing first-hand. Urine tests are unpleasant for all involved – there is nothing nice about them for the tester or the indignity for the candidate. As soon as I saw how quick, unintrusive and easy to use the Intelligent Fingerprinting drug testing system is, I knew it was the in-house system for Dodman. It is so quick and easy, I was surprised how it worked in the initial demo, but once the Intelligent Fingerprinting team explained the science to me, it all made absolute sense. We have every confidence in the system,” concluded Mr. Davies.

“We’re excited that Dodman has selected our Intelligent Fingerprinting solution to support their drug testing activities,” said Harry Simeonidis, President and CEO of Intelligent Bio Solutions. “While most companies recognize the importance of drug testing to help ensure employees’ safety, many people are simply uncomfortable with traditional urine drug testing methods. We are happy to offer an organization like Dodman an alternative method that is portable, quick, efficient and highly accurate.”

About Intelligent Bio Solutions Inc.

Intelligent Bio Solutions Inc. (the “Company”) (Nasdaq: INBS) is a medical technology company delivering intelligent, rapid, non-invasive testing solutions. The Company’s Intelligent Fingerprinting Drug Screening System is revolutionizing portable testing through fingerprint sweat analysis, which has the potential for broader applications in additional fields. This highly accurate, hygienic, and cost-effective system screens for recent use of drugs commonly found in the workplace, including opioids, cocaine, methamphetamine, and cannabis. With sample collection in seconds and results in under ten minutes, this technology is a valuable tool for employers in safety-critical industries. Additionally, the Company’s biosensor platform is being expanded to test for up to 130 indications, ranging from glucose to immunological conditions and communicable diseases. The Company’s current customer segments include construction, manufacturing and engineering, transport and logistics firms, drug treatment organizations, and coroners.

For more information, visit http://www.ibs.inc/

About Intelligent Fingerprinting

Intelligent Fingerprinting’s portable Drug Screening System works by analyzing fingerprint sweat. It is non-invasive, fast, and cost-effective, with sample collection taking seconds and simultaneous screening for multiple drug groups in under ten minutes. A laboratory confirmation service is also available. The system has applications within many sectors, and customers include employers in safety-critical industries such as construction, manufacturing and engineering, transport and logistics firms, drug treatment organizations, and coroners. An introductory video demonstrating fingerprint-based drug testing in action is available here.

For more information, visit: www.intelligentfingerprinting.com

Intelligent Fingerprinting is a subsidiary of Intelligent Bio Solutions Inc. (Nasdaq: INBS).

About Dodman

Established in 1991, Dodman Limited is a leader in the design, manufacture and installation of high-quality food processing equipment with many of the UK’s major food brands processed using Dodman equipment. The company supports its customers through a highly responsive team of site service engineers, and its highly skilled workforce is expert in supporting the needs of customers across industries that demand the most exacting standards. For more information, visit: http://www.dodman.com

Forward-Looking Statements:

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, Intelligent Bio Solutions Inc.’s ability to consummate the proposed transaction described in this press release, develop, and commercialize its diagnostic tests, realize commercial benefit from its partnerships and collaborations, and secure regulatory approvals, among others. Although Intelligent Bio Solutions Inc. believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward looking statements. Intelligent Bio Solutions Inc. has attempted to identify forward-looking statements by terminology, including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, included in Intelligent Bio Solutions’ public filings filed with the Securities and Exchange Commission. Any forward-looking statements contained in this release speak only as of its date. Intelligent Bio Solutions undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Company Contact:

Intelligent Bio Solutions Inc.

info@ibs.inc

Investor Contact:

Valter Pinto, Managing Director

KCSA Strategic Communications

PH: (212) 896-1254

INBS@kcsa.com

Media Contact:

Cheryl Billson

Comma Communications

cheryl.billson@commacomms.com